                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    ________

                                    Form 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report:     February 20, 1998
Date of Earliest
  Event Reported:   February 17, 1998


                                   MBIA Inc.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Connecticut             1-9583                          06-1185706
-----------------     ----------------------    ------------------------------
(State of            (Commission File Number)           (IRS Employer
Incorporation)                                          Identification
                                                           Number)



     113 King Street, Armonk, New York                      10504
-----------------------------------------------  -----------------------------
(Address of principal executive offices)                 (Zip Code)



                                (914) 273-4545
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             (Registrant's telephone number, including area code)

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Items 1-4.     Not Applicable.

Item 5.        Other Events
               ------------

          On February 17, 1998, MBIA Inc., a Connecticut corporation ("MBIA"), and CapMAC Holdings Inc., a Delaware corporation ("CapMAC"), announced that they completed a merger of the two companies in a stock transaction valued at approximately $536 million. A copy of MBIA and CapMAC's joint press release dated February 17, 1998 is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 6.        Not Applicable.

Item 7.        Financial Statement and Exhibits

          (c)  Exhibits.

               (99) Joint Press Release of MBIA Inc. and CapMAC Holdings Inc. dated February 17, 1998.

Item 8.        Not Applicable.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MBIA Inc.


                                  By: /s/ LOUIS G. LENZI
                                  ---------------------------------
                                  Name: Louis G. Lenzi
                                  Title:  Secretary and General
                                  Counsel

Date: February 20, 1998

                                 EXHIBIT INDEX


 Exhibit No.                          Description
-------------          ----------------------------------------
    (99)                Joint Press Release of MBIA Inc. and
                        CapMAC Holdings Inc. dated February 17,
                        1998.